UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-109285                56-193-0085
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                 File No.)             Identification No.)

214 North Tryon Street, Charlotte, North Carolina                       28255
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    (Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number, including area code (704) 386-2400


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

            On November 30, 2004, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-C, Class 1-A-1, Class 1-A-R, Class 1-A-MR, Class 1-A-LR, Class 2-A-1, Class 2-A-2, Class 2-X-1, Class 3-A-1, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class CB-1, Class CB-2, Class CB-3, Class 4-M-1, Class 4-M-2, Class 4-B-1 and Class 4-B-2 Certificates (the "Offered Certificates"), having an aggregate original principal balance of $459,677,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated November 30, 2004, among the Registrant, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-C, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class CB-4, Class CB-5, Class CB-6, Class 4-CE, Class 4-R and Class 4-LR Certificates, having an aggregate initial principal balance of $2,327,256 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.75% undivided interest in a trust (the "Trust"), consisting principally of four pools of adjustable interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts and Available Funds are sufficient therefor.

            Elections will be made to treat the Trust as five separate REMICs for federal income tax purposes (each a "REMIC"). The Offered Certificates will be treated as "regular interests" in the applicable REMICs and the Class 1-A-R, Class 1-A-MR, Class 1-A-LR, Class 4-R and Class 4-LR Certificates will be treated as the "residual interest" in the applicable REMICs.

ITEM 9.01 Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (EX-4) Pooling and Servicing Agreement, dated November 30, 2004, among Banc of America Funding Corporation, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA FUNDING CORPORATION

November 30, 2004

                                        By: /s/ Scott Evans
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                                            Name: Scott Evans
                                            Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (EX-4)               Pooling and Servicing Agreement,                E
                        dated November 30, 2004 among Banc
                        of America Funding Corporation,
                        Wells Fargo Bank, N.A., as master
                        servicer and securities
                        administrator, and Wachovia Bank,
                        National Association, as trustee.